EXHIBIT 10.3

                     MASTER MERCHANDISING LICENSE AGREEMENT


     This agreement ("Agreement") is made as of September 15, 1999, between Universal Studios Licensing, Inc. ("Universal"), with its principal office at 100 Universal City Plaza, Building 509/15, Universal City, California 91608 (Attn: Senior Vice President, Legal and Business Affairs), and Power Photo Kiosks, Inc., Licensee"), with its principal office at 181 Whitehall Drive, Markham, Ontario, Canada L3R 9T1 (Attn: President).

     1. UNVERSAL PROPERTY: The "Universal Property" is, individually and collectively, those certain theatrical motion pictures, television programs and/or Characters set forth on the Schedule(s) attached hereto and incorporated herein by this reference (the "Schedule(s)"). Unless otherwise specifically set forth herein, "Character" shall mean the name, title, voice and likeness (namely, the design, representation, icon, costume, make-up, accessories, traits, mannerisms and image) created, owned or controlled by Universal, its parent and/or any of its or their subsidiaries, affiliates or licensors (each, including Universal, a "Universal Entity" and all collectively the "Universal Entities").

     2. LICENSE: Pursuant to the terms and conditions of this Agreement, Universal grants to Licensee, and Licensee takes from Universal, the non-transferable, non-assignable right to use the Licensed Property solely in connection with the manufacture of the Licensed Article(s) and the distribution and sale of the Licensed Article(s) and for Advertising and Promotion in the License Territory during the License Term ("License").

     3. LICENSED PROPERTY: The "Licensed Property" is the tide and logo (e.g., Character(s), artwork) and such other elements of the Universal Property supplied to Licensee by Universal.

     4. LICENSED ARTICLE(S): The "Licensed Article(s)" consists of those articles set forth on the Schedule(s) which display, embody or make use of the Licensed Property and all collateral materials, including, without limitation, tags, packaging, packing inserts, wrapping and labeling ("Packaging"), produced by or for Licensee, subject to Approval and any restrictions herein, for distribution and sale by Licensee in the License Territory during the License Term.

     5. ADVANCE: Licensee shall pay Universal, in each case, a non-refundable, non-returnable advance against Royalties in the amount of United States Dollars set forth on the applicable Schedule(s) ("Advance"), which amount shall be due and payable upon execution of the applicable Schedule(s) and payment of which is a condition precedent to the License.

     6. GUARANTEE: Licensee guarantees that it shall pay the amount of United States Dollars set forth on the applicable Schedule(s) ("Guarantee"), less only the Advance and/or Royalty payments specified thereon which have already been paid, subject to acceleration as set forth herein, no later than: (a) thirty
(30) days after the expiration of the License Term or upon such earlier date as may be set forth on such Schedule(s); or (b) five (5) days after the earlier termination of this Agreement.

     7. ROYALTY: Licensee shall pay Universal a "Royalty" of the percentage set forth on the applicable Schedule(s) of one hundred percent (100%) of the Royalty Base Price for all Licensed Article(s) sold, less only actual cash and/or credit returns for defective merchandise. The "Royalty Base Price" is defined as no less than Licensee's regular, full, "top-of-the-line", in- territory delivered wholesale price without deduction of any sort whatsoever. Licensee agrees that it shall invoice each Licensed Article sold and shall sell the Licensed Article(s) solely on a cash or credit basis (with credit deemed the same as cash for purposes hereof). Without limiting the foregoing, Licensee shall not distribute the Licensed Article(s) without charge, on any so-called "barter" basis, as a give-away, by special sale, as a premium of any kind or as a prize or attraction as part of any fund-raiser, in connection with any bundling or sampling arrangement, contest or lottery without Approval. Licensee shall not sell and ship Licensed Article(s) "FOB" (freight on board) unless it verifies the actual cost of shipping and insurance and adds such amount to the price before computing and paying the Royalty to Universal or unless a separate
Royalty rate is specified in the applicable Schedule. The amount paid to Universal as a Royalty on any sale to other licensees of any Universal Entity or to Universal's or Licensee's parent, subsidiaries or affiliates shall in no event be less than the amounts paid on sales to customers not related to Licensee or Universal. Royalties shall not be payable on samples required to be provided to Universal hereunder.

     8. LICENSE TERM: The "License Term" shall commence as of the date of the Schedule(s) and shall continue until the date or for the period of time set forth on the Schedule(s), unless terminated earlier as provided herein or by operation of Law.

     9. LICENSE TERRITORY AND LANGUAGE:

          (a) Licensee's rights herein shall be limited to the right t manufacture, distribute and sell the Licensed Article(s), and to engage in Advertising and Promotion, solely in the License Territory specified on the applicable Schedule(s) in the English language or such other language(s) set forth thereon ("License Territory"); provided that Licensee shall be permitted to manufacture the Licensed Article(s) outside of the License Territory for distribution and sale within the License Territory only.

          (b) Licensee shall not, nor shall it authorize others to, solicit, advertise, distribute, sell, use or otherwise exploit the Licensed Article(s) in any other territory. Licensee shall not knowingly sell the Licensed Article(s) to customers who sell the Licensed Article(s) in any geographic area outside the License Territory. Licensee shall not fulfill orders from outside the License Territory unless required to do so by law established by any government with applicable jurisdiction, in which case Licensee shall promptly notify Universal in writing of the order(s), providing Universal with full details thereof.

     10. EXCLUSIVITY: This License shall be non-exclusive.

     11. ADVERTISING AND PROMOTION: Licensee shall have the right to use the Licensed Property to market, advertise and promote for sale the Licensed Article(s) during the License Term in the License Territory ("Advertising mid Promotion"). Licensee shall not state or imply that any Universal Entity or Character, or any actor performing in or person related to the Universal Property or the Licensed Property, endorses the Licensee, its products and/or services or the Licensed Article(s).

     12. DUTY TO EXPLOIT LICENSE: Licensee shall: (a) us its best efforts during the License Term (i) to manufacture the Licensed Article(s); and (ii) to distribute and sell the Licensed Article(s) and engage in Advertising and Promotion in the License Territory; (b) commence Advertising and Promotion of the Licensed Article(s) in the License Territory on the Marketing Date set forth on the applicable Schedule(s); and (c) ship the Licensed Article(s) and make the Licensed Article(s) available for sale throughout the License Territory on the Shipping Date set forth on the applicable Schedule.

     13. FREE COPIES, PURCHASED COPIES: Licensee shall, at its expense, ship to Universal, at the address set forth above, thirty (30) free copies of each of the Licensed Article(s). The Universal Entities shall have the right to purchase additional copies of each of the Licensed Article(s) at Licensee's most favorable discounted price.

     14. NO DEDUCTIONS: Licensee shall pay all amounts due Universal in United States Dollars at the then-applicable exchange rate. Except as specified in the Royalty Paragraph herein, no deduction shall be made for any reason including, without limitation, expenses related to currency exchange or transmission or for cash or other discounts, uncollectible accounts or for costs incurred in tile development, design, manufacture, distribution, sale, Advertising and Promotion or exploitation of the Licensed Article(s). All taxes, levies or other charges imposed in the License Territory in connection with the rights granted hereunder shall be paid by Licensee, and no deductions for such taxes, levies or charges shall be made from amounts due Universal herein.

     15. ROYALTY STATEMENTS AND PAYMENTS:

          (a) For purposes of measuring and computing Royalty payments Advances and/or Royalties paid in respect to the Licensed Article(s) set forth on any one Schedule shall not be deducted from or offset against the Advance and/or Royalty payments for the Licensed Article(s) on any other Schedule.

          (b) Licensee shall, within thirty (30) days of the end of each calendar quarter (March 31, June 30, September 30 and December 31 of each year), commencing with the first full calendar quarter following Licensee's execution of this Agreement and continuing until a final Certification of Wind-Up is delivered, furnish Universal complete statements, certified to be accurate by an authorized representative of Licensee, specifying the License Territory, a description of the Licensed Article(s), a description of the Licensed Property used therein or thereon (including, without limitation, any and all names and likenesses from the Licensed Property which appear in or on the Licensed Article(s) (including, without limitation, any Packaging) and/or Advertising and Promotion), the amount due Universal and the following additional information cross-referenced against the applicable "sku" number(s); the wholesale price, invoice price, quantity invoiced, Royalty rate and deductions for actual cash and credit returns of defective merchandise (including the amount and quantity related thereto) (" Royalty Statement(s) "). The amount shown to be payable to Universal shall be paid simultaneously with the rendering of the respective Royalty Statement.

          (c) Interest, compounded monthly, at the rate of one percent (1 %) per month (or if not legally permissible, then at the then maximum legal interest rate) shall accrue on any amount due to Universal from and after the date upon which said payment is due until the date payment is actually received by Universal. Universal's receipt or acceptance of any Royalty Statement or Royalty payment pursuant to this Agreement (or the negotiating of any check or draft constituting payment of any Royalty) shall not preclude any Universal Entity from questioning the correctness thereof at any time or exercising any of its rights related thereto. In the event that any inconsistencies or mistakes are discovered in any Royalty Statement or Royalty payment, Licensee shall immediately rectify such inconsistencies or mistakes and shall pay the appropriate Royalty to Universal, if applicable.

          (d) Within thirty (30) days from the end of the last full calendar quarter during which Licensee is authorized herein to manufacture, distribute and sell the Licensed Article(s), Licensee shall deliver to Universal a complete statement, certified to be accurate by an authorized representative of Licensee, detailing (including referencing the "sku" number) the number of Licensed Article(s) manufactured, distributed, invoiced and sold by Licensee and the actual cash or credit returns for defective merchandise received by Licensee during the License Term and restating and summarizing the contents of all prior Royalty Statements ("Certification of Wind-Up").

     16. RECORDS AND AUDIT: Licensee shall maintain and keep (at Licensee's principal place of business and at its sole expense) accurate books of account and records covering all matters and transactions relating to the License and this Agreement. Universal and its duly authorized representative(s) shall have the right, upon reasonable notice and at all reasonable hours of the day, to examine and copy and otherwise audit said books of account, records and all other documents and materials in the possession or under the control of Licensee with respect to the License and this Agreement. Licensee shall maintain and keep all such books of account and records available for at least three (3) years after expiration or earlier termination of this Agreement. Licensee shall, upon demand by Universal but not more than once during the License Term, at its own expense, furnish to any Universal Entity a detailed statement prepared and certified by Licensee's Chief Financial Officer or other authorized representative detailing Royalties and all information required in Royalty Statements. If any audit discloses deficiencies, said amount shall be immediately paid to Universal, and if any audit performed at Universal's expense discloses deficiencies of five percent (5 %) or more of the total amount of Royalties due Universal, Licensee shall reimburse Universal for the costs of such audit.

     17. CLEARANCE/RE-USE OBLIGATIONS COSTS AND EXPENSE: Licensee acknowledges that Licensee's use of the Licensed Property for the purposes specified herein may be subject to contractual restrictions and/or obligations as set forth in agreements between the Universal Entities and third parties, and Licensee agrees that it shall be solely Licensee's responsibility to obtain and pay for any and all rights, clearances, permissions, approvals and the like that may be necessary or required with respect to Licensee's use of any voice, person's likeness or performance, audio and/or audio/visual clips, music contained in the Universal Property or the Licensed Property (and Licensee shall promptly provide Universal with copies of all documents evidencing any such consents and clearances as they are obtained); provided, however, that Universal shall use its reasonable efforts to: (i) notify Licensee of any such necessary restrictions or required consents of which it is aware; and (ii) assist Licensee in connection with obtaining such required clearances, however nothing herein shall obligate Universal to obtain such clearances.

     18. APPROVALS, OUALITY STANDARDS AND MANUFACTURING:

          (a) "tApproval(s)" or "Approved" shall mean Universal's prio written consent, which may be given or withheld in Universal's sole discretion. Universal's silence or failure to respond to a request for approval shall in no event be deemed Approval.

          (b) "Artwork" shall mean and refer to, without limitation, all visual; audio, audio- visual, literary, digital, artistic and other creations, including, without limitation, artwork, designs, text, typefaces, models, samples, casts, coloring, discs, video sequences, film, sound recordings, ingredients, molds, prints, printing plates, silkscreens, packaging and other similar materials.

          (c) "Licensee Materials" shall mean and refer to all materials using or incorporating the Licensed Property which are prepared by or for Licensee for the design or production of the Licensed Article(s), including, without limitation, all Artwork.

          (d) Right of Approval: The Licensed Article(s), all Advertising and Promotion and the Licensee Materials shall be submitted as specified herein to Universal for Approval. In no event shall Licensee use, reproduce, distribute, sell, disseminate or otherwise exploit, in any manner or for any purpose, the Licensed Article(s), Advertising and Promotion and/or Licensee Materials, or any element or portion thereof, without Approval. Any modification or variation in the Licensed Article(s), Advertising and Promotion and/or the Licensee Materials, or any element or portion thereof, shall be resubmitted to Universal for Approval. Approval of an element for a particular Licensed Article does not imply Approval of such element for use in connection with a different Licensed Article. Neither Approval nor the appearance of copyright and/or trademark notices displayed on or affixed to any Licensed Article(s) or Advertising and Promotion shall mean or in any way imply, or be interpreted or deemed to mean or in any way imply, that the Universal Entities; (i) endorse or warrant the merchantability and/or fitness for use and/or safety of any Licensed Article(s) or Advertising and Promotion; or (ii) approve of, consent to, endorse or agree with any representation of Licensee embodied in, affixed to or displayed upon any Licensed Article(s) or Advertising and Promotion.

     Any Approval shall not waive, diminish or negate Licensee's indemnification obligations to Universal herein.

          (e) Approval Process: Licensee shall create and deliver to Universal each proposed design for the Licensed Article(s) in the form of written and/or illustrated concepts ("Concepts"). Licensee shall make changes to the Concepts as requested by Universal. Upon Approval of the Concepts, Licensee shall create and deliver to Universal final designs for the Licensed Article(s) ("Designs"). Licensee shall make changes to the Designs as requested by Universal. Upon Approval of the Designs, Licensee shall produce and deliver to Universal prototypes plus two (2) color photocopies or photographs for each of the Licensed Article(s) incorporating the Designs ("Prototypes"). Licensee shall make any changes to the Prototypes requested by Universal and ship new Prototypes for each Licensed Article for Approval. Approval of all Prototypes shall authorize the commencement of commercial production. The Licensed Article(s) shall not differ in any respect from the Approved Prototype.

          Licensee shall not commence commercial production of any Licensed Article(s) unless and until Universal has fully and finally Approved the Prototype therefor. Prior to distribution of Licensed Article(s) to the public, Licensee shall ship to Universal eighteen (18) samples of the Licensed Article(s) ("Production Samples"). Licensee agrees that Universal shall have the right to request, or have its representative take, further samples at random from production runs from time to time as Universal may reasonably determine in order to assure that proper quality control has been established by Licensee. In the event that any Production Sample does not receive Approval during the commercial production period, Licensee shall suspend commercial production of the applicable Licensed Article(s) until such time as Universal has Approved a revised Production Sample. Universal may additionally require that the Licensed Article(s) be immediately recalled if it believes in its reasonable judgment that the Licensed Article(s) may pose a health or safety hazard or be detrimental to the goodwill of any Universal Entity. The Licensed Article(s) shall not differ in any respect from the Approved Production Samples.

          Licensee shall produce and deliver to Universal for Approval prior to production and/or use thereof all concepts, designs and samples ("Advertising Elements") of any Advertising and Promotion, including, without limitation, all press releases, that Licensee intends to use in relation to the marketing, distribution and sale of the Licensed Article(s). Licensee shall not distribute or disseminate any Advertising and Promotion, or any element thereof or materials related thereto, unless and until Universal has Approved the Advertising Elements, and the Advertising and Promotion shall not differ in any respect from the Advertising Elements as Approved. All Concepts, Designs, Prototypes, Production Samples and Advertising Elements requiring Approval hereunder shall be delivered to Universal on an expedited and insured basis.

          At all reasonable times and upon reasonable notice, Universal's representative(s) shall have access to any Licensee Materials and/or Licensed Article(s), Concepts, Designs, Prototypes, Production Samples and Advertising Elements regardless of their location. Universal shall have the right to enter and inspect all premises and facilities (including, without limitation, storage and shipping facilities) of Licensee and its designers, manufacturers, suppliers, warehousers and/or shippers (collectively, "Manufacturers") in order to ensure that the manufacture, Packaging, labeling, Advertising and Promotion and distribution of Licensed Articles comply with Licensee's obligations hereunder and all Laws. Licensee shall provide all information requested by Universal regarding the design, testing, manufacture, quality control, storage and shipment of the Licensed Article(s).

          (f) No  Sublicense:  Manufacture  of  Articles by Third  Parties:

               (i)  Licensee  shall not be  entitled  to  sublicense  any of its rights under this Agreement. In the event the Licensed Article(s) (including Packaging) are to be manufactured or supplied by a third party, whether the third party is located within or outside the United States, Licensee shall notify Universal of the name and address of such third-party Manufacturer(s) and must obtain Approval. If requested by Universal, Licensee shall immediately deliver to Universal any agreements between Licensee and such Manufacturers (in which Licensee shall require the Manufacturer agrees to be bound by all terms and conditions in this Agreement applicable to its function as Manufacturer of the Licensed Article(s)). In no event shall Approved third-party Manufacturers be entitled to grant any rights to subcontractors. Universal shall have the right to require Licensee to use a manufacturer agreement supplied to Licensee by Universal. Licensee agrees to furnish Universal copies of all agreements between Licensee and any Manufacturer(s) within ten (10) business days of the execution thereof. Upon Universal's request, Licensee shall terminate any agreement between Licensee and any Manufacturer if such Manufacturer violates any agreements for the protection of the Universal Entities.

               (ii)   Licensee   agrees  to   strictly   enforce   against   its
          Manufacturer(s) all of the provisions in the agreement between Licensee and such Manufacturer(s) for the protection of the Universal Entities and to advise Universal of any violations thereof by any Manufacturer(s). Licensee shall take all actions necessary to bring such violations to an immediate halt at Licensee's sole expense and shall fully compensate the Universal Entities for any cost, expense or loss they sustain. If, by reason of Licensee's failure to supply the above-mentioned agreements to Universal or failure to give Universal the name of any Manufacturer(s), any Universal Entity makes any representation or takes any action and is thereby subjected to any penalty or expense, Licensee shall compensate the Universal Entity for any cost, expense or loss it sustains.

     19. TRADEMARK, COPYRIGHT AND GOODWILL:

               (a)  Trademark  and  Copyright:  Licensee  shall do  whatever  is necessary to protect the Copyright, Trademark and similar rights in the Licensed Article(s) in the License Territory including, without limitation, by registering itself in the License Territory as an authorized user of the Trademark and joining with Universal to pursue infringers of those rights at Universal's expense. "Copyright" shall mean the copyrights and design patents, and any renewals or extensions thereof, in and to the Universal Property and all derivative works thereof in any medium now known or hereafter devised including, without limitation, motion pictures and other audiovisual works; electronic, interactive multimedia and on-line works; literary, musical, dramatic, pictorial, graphic, architectural and sculptural works; industrial designs; sound recordings; and any and all ancillary or subsidiary works based thereon "Trademark"
        shall mean the words, names, titles, symbols, logos, designs, phrases, trademarks, service marks, collective marks, certification marks, trade names and trade dress associated with the Universal Property, and any combination of the foregoing, now, heretofore or hereafter in use, whether registered, pending registration or subsisting at common law.

     Neither the Licensed Property nor the Licensed Article(s) shall appear or be used, reproduced or otherwise exploited in any medium, whether now known or hereafter devised, in conjunction with any other property or materials, including, without limitation, any name, character, symbol, logo, design, likeness or literary or artistic material owned or controlled by any Universal Entity, Licensee or any third parry, without Approval. Unless specifically granted as part of the Licensed Property or as otherwise required by Universal, neither the License nor the Licensed Property shall include the right to use in any manner or medium the names and/or logos of any Universal Entity (collectively, "Universal Name and Logo"), and any references to the Universal Name and Logo in this Agreement shall not grant or be construed to grant any rights therein. Licensee shall use no markings, legends or notices on or in association with tile Licensed Article(s) and any Advertising and Promotion other than as specified herein and as may from time to time be specified by Universal, without Approval.

          Any materials provided by any Universal Entity to Licensee, including, without limitation, all Artwork, are and shall remain the exclusive property of the Universal Entities ("Universal Materials"). None of: (i) this Agreement; (ii) any action, omission or statement by any Universal Entity or Licensee; or (iii) Licensee's use of the Licensed Property, Copyright, Trademark, Universal Materials and/or Universal Name and Logo shall in any way confer or imply a grant of rights, title or interest thereto or to the Universal Property or to any elements or portions thereof (including, without limitation, ideas, themes, plots, stories, sequence of events, mood, setting, pace, characterizations, any Character, dialogue, titles and other material) or any other rights (including, without limitation, Intellectual Property Rights or the goodwill associated therewith), the ownership of which shall remain solely and exclusively with the Universal Entities. Licensee irrevocably and unconditionally transfers and assigns to Universal in perpetuity and throughout the universe any and all of Licensee's right, title and interest, if any (including, without limitation, the rights generally known as "moral rights") in and to all Licensed Article(s), Licensee Materials and Advertising and Promotion, all of which shall, upon theft creation, become and remain the exclusive property of Universal and shall be prepared by an employee-for-hire of Licensee (under Licensee's sole supervision, responsibility and monetary obligation) or as a work-for-hire by a third party who assigns to Universal in writing and in perpetuity throughout the universe all right, title and interest in the same. For purposes of this Agreement, "Intellectual Property Rights" means any patent, copyright, registered design, trademark, service mark, trade name, trade dress or other industrial or intellectual property rights subsisting in the License Territory in connection with the Universal Property, Licensed Property, Universal Materials, Universal Name and Logo, Licensee Materials and Licensed Article(s) and applications for any of the foregoing.

          Licensee agrees that it shall not at any time apply for registration of any copyright, trademark or other designation or file any document with any governmental authority or take any action which would affect the ownership of the Copyright, Trademark and Universal Name and

        Logo. Licensee shall inform Universal of the first date of use and first date of use in interstate commerce for the Licensed Article(s). Licensee's obligations under this Agreement shall in no event be diminished or deterred in the event that the Licensee shall be sued by a third party for copyright or trademark infringement or any other matter arising out of this Agreement and, further, Licensee agrees that it shall not assert the pendency of such claim as an offset against or to avoid any of its obligations under the terms of this Agreement.

          (b) Copyright: The copyright notice specified by Universal must be permanently affixed in a reasonably prominent position in the order and manner specified by Universal on each Licensed Article and on all Advertising and Promotion. The License granted hereunder is expressly conditioned upon the full and complete compliance of Licensee with the provisions of this Paragraph and upon Licensee's complete compliance with the provisions of the United States Copyright Act and the registration and notice provisions of the License Territory and of the Universal and Berne Copyright Conventions.

          (c)  Trademark:  When a Trademark is used on or in onnection  with the
     Licensed Article(s) and/or for Advertising and Promotion, the Licensee shall: (i) abide by the trademark laws and what are considered to be sound practices in regard to trademark notice provisions in the License Territory; (ii) properly use the "(TM)" or "(R)" designation and other trademark notice and information, as instructed by Universal; and (iii) not use the Trademark as the generic name of the Licensed Article(s) and/or Advertising and Promotion.

          (d) Goodwill: Licensee recognizes the great value of the publicity and goodwill associated with the Trademark, Copyright, Universal Name and Logo, Universal Property, Licensed Property and Universal Materials, acknowledges that they have acquired secondary meaning in the minds of the public and agrees that the Trademark, Copyright, Universal Name and Logo, Universal Property, Licensed Property, Universal Materials and all rights and goodwill in them belong exclusively to the Universal Entities. Licensee assigns and transfers to Universal all goodwill created by Licensee's use of the Trademark, Copyright, Universal Name and Logo, Universal Property, Licensed Property, Universal Materials, Licensee Materials and Licensed Article(s). Licensee shall not, either during or after the License Term, assert any claim to such goodwill or take any action that could be detrimental to such goodwill.



     20. RESERVED RIGHTS:

          (a) Universal reserves unto itself and/or its designees all rights now known or hereafter devised in and to the Universal Property, Licensed Property, Universal Materials, Copyright, Trademark and Universal Name and Logo throughout the universe in perpetuity, except the rights specifically granted to Licensee herein. Nothing in this Agreement shall be construed to prevent any Universal Entity from: (a) granting other licenses or rights to exploit the Universal Property, Licensed Property, Copyright, Trademark, Universal Materials, Universal Name and Logo or goods bearing any likeness, characterization or representation thereof; or (b) using or exploiting the same or discontinuing or changing the use thereof in any manner whatsoever except as specified herein. Other than the rights granted in accordance with the terms and conditions hereof, Licensee shall have no rights in or to the Universal Property, Licensed Property, Universal Materials, Copyright, Trademark and Universal Name and Logo or to exploit any goods utilizing the Universal Property, Licensed Property, Universal Materials, Copyright, Trademark and Universal Name and Logo or any likeness, characterization or representation thereof or otherwise to deal in or with the Universal Property, Licensed Property, Universal Materials, Copyright, Trademark and Universal Name and Logo or any likeness, characterization or representation thereof.

     (b) With respect to the Universal  Property,  Licensed Property,  Universal
     Materials, Copyright, Trademark and Universal Name and Logo, Universal reserves unto itself and/or its designees the right: (i) to manufacture, advertise, promote, display, sell and otherwise exploit articles similar and/or identical to the Licensed Article(s) and products directly or indirectly competitive with the Licensed Article(s) for use in connection with premiums, promotional, direct-mail and/or in-theater sales and/or giveaways; (ii) to grant additional merchandising licenses to third parties; and (iii) to manufacture, advertise, promote, display, sell and otherwise exploit such articles and products in or in connection with any and all facilities owned, operated and/or controlled by any of the Universal Entities.

     (c) Except as otherwise specified in the applicable Schedule(s), Licensee shall not directly sell or distribute the Licensed Article(s) door to door or via direct mail order response, in or to any store selling to the public in so-called "outlet malls" or similar markets, via broadcast or electronic communications media (including, without limitation, broadcast transmission, cable television, direct broadcast satellite, fiber-optic or wire pathway, microwave transmission, telephone line or any other means now known or hereafter devised) or via on-line services (which shall mean and include the Internet, the World Wide Web or other similar or related means now known or hereafter devised), all of which are deemed reserved distribution channels for Universal.

     21. PROTECTIONS: Licensee shall have a continuing obligation during the License Term and for six (6) months thereafter to protect and safeguard the Universal Property, Licensed Property, Universal Materials, Licensee Materials, Copyright, Trademark, Universal Name and Logo and the Licensed Article(s) within Licensee's possession, custody or control against theft, misuse, infringement and unauthorized use thereof and any similar harm thereto or to Universal's goodwill in connection therewith (collectively, "Harm"). Without limiting the foregoing, Licensee shall employ such actions, steps, procedures, standards and measures, as Universal shall from time to time reasonably require.

     Licensee shall immediately notify Universal in writing of any actual, alleged or suspected Harm which may come to Licensee's attention. Should legal action against any third party in connection with such Harm be deemed necessary by any Universal Entity, then it shall have the right: (a) to demand that Licensee undertake such legal proceedings at Universal's expense; and/or (b) in its sole discretion and at its expense, to commence such actions or to join any actions previously commenced by any other person or entity. With respect to all claims and suits to prevent against Harm in which Licensee or any Universal Entity is a party, each shall have the right to employ counsel of its own choice and Universal or its designee shall have the right to control the litigation and any settlement thereof. If Universal elects to control such proceedings, it shall be entitled to receive and retain all amounts awarded as damages, profits or otherwise in connection with such suit. If, however, Licensee controls the litigation, all recoveries shall be applied first to reimburse all costs and expenses incurred in such action, including, without limitation, reasonable attorneys' fees, and the balance shall be divided equally between the applicable Universal Entities and Licensee.

          22. INSURANCE: Licensee shall obtain and maintain in full force and effect during the License Term and for a period of not less that one (1) year thereafter, at its sole cost and expense, the following insurance: (a) comprehensive general liability insurance (including, without limitation, coverage for bodily injury, personal injury, property damage, casualty loss and contractual and trademark liability) with limits of not less than One Million Dollars (US $1,000,000) per occurrence, Three Million Dollars (US $3,000,000) aggregate; (b) product liability insurance providing full indemnification and defense against claims, liabilities, damages, demands and causes of action, actual or alleged, arising out of any defects in or use or misuse of the Licensed Article(s) with limits not less that One Million Dollars (US $1,000,000) per occurrence, Three Million Dollars (US $3,000,000) aggregate; and (c) workers' compensation and employers' liability insurance, where applicable, in accordance with local law.

          Within thirty (30) days following the execution of this Agreement by Licensee, it shall provide certificates of insurance to Universal certifying that the Universal Entities and any other entity specified by Universal have been added as additional insureds to each of the insurance policies set forth above and that before any proposed cancellation or material modification in the coverage the insurance carrier will give the certificate holder(s) not less than thirty (30) days' prior written notice thereof. Upon receipt of any such notification, Universal shall have the right to purchase replacement insurance from an insurance carrier of Universal's choice and charge Licensee for all costs thereof or terminate the Agreement unless Licensee provides Universal with proof of having obtained replacement insurance within twenty-one (21) days from the date of such notification from the insurance carrier. Licensee agrees to pay all such costs immediately upon submission by Universal. Any claims covered by Licensee's insurance policies shall not be offset or reduced in any amount whatsoever by any other insurance which the Universal Entities may independently maintain.

          Licensee's insurance shall be carried by a licensed insurer qualified in the State of California with a rating in accordance with the BEST Rating Guide of A-6 (or its equivalent) or better. Each policy required hereunder shall contain a waiver of subrogation. Licensee shall notify Universal of all claims regarding the Universal Property, Licensed Property, Universal Materials, Licensee Materials, Licensed Article(s), Copyright, Trademark or Universal Name and Logo under any of the foregoing policies of insurance promptly upon the filing thereof.

          23. REPRESENTATIONS AND WARRANTIES:


               (a) Licensee: Licensee represents and warrants all of the following:

                    (i) Licensee is a company duly organized, validly existing and in good standing under the laws of the state and/or country of its principal office, with full power and authority to execute and deliver this Agreement and to perform its obligations and maintains its principal executive office at the address set forth herein. The execution, delivery and performance of this Agreement have been duly authorized by all necessary actions of Licensee and this Agreement constitutes a valid and binding obligation of Licensee enforceable against Licensee in accordance with its terms; and the consent of no other entity or person is required for Licensee to fully perform all of its obligations or services herein

                    (ii) Licensee shall comply with and act in accordance  with:
(A) any and all applicable laws and other legal obligations of or in the License Territory including, without limitation, local, state and federal directives, rules, assessments, regulations, filing requirements, ordinances, statutes, codes, judgments and civil or common law; and (B) conventions and treaties to which the United States or any legal subdivision thereof is a party (individually and collectively, "Law" or "Laws"). In addition, Licensee shall comply with all manufacturing, distribution, retail and marketing policies and strategies which are promulgated by the Universal Entities and provided to Licensee in writing from time to time.

                    (iii) The making of this Agreement by Licensee does not violate any agreement, right or obligation between Licensee and any other person, entity, firm or corporation, and the permission and/or agreement of no other person, entity, firm or corporation is required to execute this Agreement or perform the obligations herein; and neither the execution and delivery of this Agreement nor the performance of any or all of the terms, obligations and services herein shall breach, be in conflict with or constitute a default under any agreement or commitment to which Licensee is a party or violate any Law applicable to Licensee.

                    (iv)  The  Licensed   Article(s)  and  all  Advertising  and
Promotion shall be of high quality in design, material and workmanship and suitable for their intended purpose; no injurious, deleterious or defamatory material, writing or images shall be used in or on the Licensed Article(s) or Advertising and Promotion; the Licensed Article(s) shall be merchantable and fit for the intended use herein, shall in all respects be safe to consumers and shall be manufactured and distributed as follows; (A) without the use of child labor (the term "child" refers to a person younger than the age for completing compulsory education, but in no case shall a child younger than fourteen (14) years of age be so used); (B) in an environment providing workers and employees with a safe and healthy workplace in compliance with all applicable Laws; (C) employing only persons whose employment is voluntary and not using prison labor or corporal punishment (or other forms of mental or physical coercion) as a form of discipline for workers or employees; (D) complying with all applicable wage and hour Laws, including minimum wage, overtime and maximum hours, and utilizing such other fair employment practices as defined by applicable Laws; (E) not discriminating in its hiring and employment practices on the grounds of race, religion, national origin, political affiliation, sexual orientation, gender or any criteria protected by applicable Law; and (F) complying with all applicable environmental and animal cruelty Laws.

                         (v)  Licensee  shall  undertake  a  level  of  customer
service and provide warranties to consumers at least as favorable as is standard in its industry.

                         (vi)  No  person  or  entity  other than the  Universal
Entities has or shall have any right, title or interest in or to the Licensed Article(s) which is or may become prior, superior or equal to the right, title or interest of Licensee therein or thereto.

                         (vii)  Licensee  shall not create,  incur or permit any
encumbrance, lien, security interest, mortgage, pledge, assignment or other hypothecation upon the License or permit the commencement of any proceeding or foreclosure action on the License or to obtain any assignment thereof, whether or not involving any judicial or nonjudicial foreclosure sales, and there is not now and shall not be any agreement to which Licensee is a party or by which it may be bound that requires the subordination in right of payment of any of its obligations herein.

                         (viii)  There  is  no pending or threatened  litigation
which may affect the legality, validity or enforceability of this Agreement or any of the transactions contemplated herein or Licensee's ability to fully perform its obligations herein.

                         (ix)  Licensee  shall not misuse or take any  action or
conduct its operations in such manner as to bring public ridicule, contempt, censure or disparagement upon the Licensed Article(s), Licensed Property, Universal Property, Universal Materials, Universal Name and Logo and/or the Universal Entities.

                         (x) Licensee  has  paid  or will pay any and all re-use
and/or license fees to the appropriate person or entity (which fees may include a calculation and payments in satisfaction of pension and welfare obligations) and has obtained or will obtain written and executed authorizations for such use from the person or entity having the right to grant such permissions.

                         (xi)  None of the  representations  or warranties  made
by Licensee in this Agreement as of the date hereof and none of the statements contained in any agreement or other document or report furnished by or on behalf of Licensee to any of the Universal Entities in connection with this Agreement contain any untrue statement of a material fact or omit any material fact necessary to make such statements accurate in light of the circumstances under which they were made.

                         (xii)  Licensee  shall not  attack  the title to or any
rights of the Universal Entities in and to the Universal Property, Licensed Property, Universal Materials, Licensee Materials, Universal Name and Logo or Licensed Article(s) or attack the validity of this Agreement.

                         (xiii)  Licensee shall  exercise  its best  efforts  to
manufacture sufficient quantities of the Licensed Article(s) to fill orders and to meet the market demand in the License Territory, shall maintain the highest standards of quality and quality control, and shall diligently and continuously distribute and offer for sale the Licensed Article(s) and fulfill all orders for the Licensed Article(s). Licensee shall not manufacture quantities of the Licensed Article(s) during the License Term which it does not reasonably expect to sell during the License Term and shall not manufacture any additional quantities of Licensed Article(s) during any applicable Sell-off Period herein.

          (b) Universal: Universal represents and warrants all of the following;

                         (i)  It owns or controls the rights granted herein.

                         (ii) It is a company duly organized,  validly  existing
and in good standing under the laws of the state and country of its principal office, with full power and authority to execute and deliver this Agreement and to perform its obligations, and maintains its principal executive office at the address set forth hereinabove.

                         (iii)   The   Universal   Entities  do  not   make  any
warranties or representations as to the popularity, success, viewership or continuing exploitation of or marketing and advertising budget with respect to the Universal Property or Licensed Property and make no warranty or representation as to the amount of gross sales, net sales or profits Licensee shall derive under this Agreement from the sale or distribution of the Licensed Article(s).

     24 INDEMNIFICATION: Licensee shall defend, indemnify and forever hold harmless the Universal Entities and each of their respective officers, directors, shareholders, employees, agents, representatives, assigns and successors-in-interest (collectively, "Related Parties") from and against any and all claims, liabilities, penalties, losses, costs, damages, demands, actions, causes of action, suits, proceedings, judgments and expenses including, without limitation, amounts paid in settlement, attorneys' fees, court costs and other legal expenses arising out of, connected with, and/or relating to; (a) the Licensed Article(s), Advertising and Promotion and/or the Licensee Materials;
(b) any act or omission of Licensee, its parents, subsidiaries, Manufacturers, contractors, designers, distributors and/or vendors and any representatives, employees, affiliates and/or agents of any of the foregoing relating to such entities' use or misuse of the Licensed Property, Universal Property, Universal Materials and/or Universal Name and Logo; and (c) the breach or alleged breach of any of Licensee's representations, warranties and agreements set forth herein. The Universal Entities shall have the right to defend any such action or proceeding with attorneys of their own selection. Any amount which Licensee may be obligated to pay the Universal Entities and Related Parties pursuant to this Paragraph shall be paid by Licensee upon demand, with interest at the prime rate from the date incurred. The provisions of this Paragraph shall survive termination of this Agreement.

     25. DEFAULT: The occurrence of one or more of the following shall constitute a default under this Agreement: a breach or alleged breach by Licensee of any of its representations and warranties herein; any failure by Licensee to adhere to the approval process herein or Universal's directions with respect thereto; the distribution, sale or shipment of any Licensed Article(s) not Approved by Universal; any failure of Licensee to perform any of Licensee's covenants or obligations or to meet any conditions under this Agreement including, without limitation, any failure to pay any portion or any amounts specified herein on or before the date when due or to make any payments required of Licensee herein; any actual or attempted assignment, sublicense or other transfer by Licensee of any or all of the rights granted to Licensee herein or the delegation of any of the duties or obligations of Licensee herein without Approval; any actual or attempted use, authorization or permission by Licensee to use the Universal Property, Universal Name and Logo, Licensed Article(s) Licensed Property, Advertising and Promotion, Universal Materials or Licensee Materials in any manner, medium or territory not specifically granted in this Agreement; any event of bankruptcy or other form of insolvency as specified herein; any merger, consolidation or other reorganization of or involving any Licensee Group Member or any sale of an equity interest in a Licensee Group Member, as a result of which, in either instance, twenty-five percent (25%) or more of the equity interest in such Licensee Group Member without Approval, after the completion of such transaction, is owned, controlled or held by any person or entity who prior to such transaction did not own, control or hold at least twenty-five percent (25%) of the equity interest in such Licensee Group Member (as used herein, the term "Licensee Group Member" shall refer to Licensee and any person or entity owning, controlling or holding, directly or indirectly, twenty- five percent (25%) or more of the equity interest in Licensee); any alleged or actual breach or violation of or failure to perform any of Licensee's obligations herein; and any alleged or actual breach or violation of or failure to perform any of Licensee's obligations under, or the termination prior to expiration of or any default under, any other agreement or document between any of the Universal Entities and Licensee.

     26. BANKRUPTCY:

          (a) Bankruptcy: If Licensee becomes insolvent or makes an assignment for the benefit of its creditors or any arrangement regarding insolvency, or if Licensee discontinues its business, or if a receiver is appointed for Licensee or its business, the License shall, without notice, terminate automatically upon the occurrence of any such event. In the event that the License so terminates, neither Licensee nor its receivers, representatives, trustees, agents, administrators, successors and/or assigns shall have any right to manufacture, distribute, sell, exploit or in any way deal with the Licensed Article(s), Licensed Property, Advertising and Promotion, Licensee Materials or Universal Name and Logo except with and pursuant to Universal's special Approval and written instructions. If Licensee files a petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against Licensee and any order for relief under the United States Bankruptcy Code is entered, Licensee must assume or reject this Agreement within sixty (60) days after such order for relief is entered. If Licensee does not assume this Agreement within such sixty (60) day period, Universal may at its sole option, terminate this Agreement effective immediately upon notice to Licensee, without further obligation or liability of Universal under this Agreement.

          (b) Financial Statements and Further Assurances: Licensee shall furnish to the Universal Entities such financial statements and other financial information as the Universal Entities may from time to time reasonably request. All such financial statements shall show all material contingent liabilities and shall accurately and fairly present the results of operations and the financial condition of Licensee at the dates and for the period indicated. Should any Universal Entity at any time determine or suspect that Licensee's financial condition may cause Licensee to be unable to adequately exploit the Licensed Article(s) or perform any of its other obligations under this Agreement, such Universal Entity may request, and Licensee shall provide, any and all other evidence of Licensee's financial viability and ability to perform. Failure to provide any such evidence or to otherwise adequately persuade such Universal Entity, in its sole judgment, of Licensee's ability to adequately perform its obligations under this Agreement shall be a breach of this Agreement and shall entitle Universal to terminate this Agreement effective immediately upon notice to Licensee.

                    27.  TERMINATION:

          (a) Termination with Notice and Right to Cure: Universal shall have the right, in its sole discretion, in addition to any and all other rights and remedies and at no cost or expense to itself, to declare a material breach of this Agreement and to terminate this Agreement effective immediately upon notice to Licensee at any time upon the occurrence of any default set forth in the Default Paragraph other than those specified in subparagraphs (b) or (c) below, provided that Licensee shall have a period not to exceed thirty (30) days from the date of notice by Universal of such default to cure the default to Universal's sole satisfaction.

          (b) Automatic Termination: This Agreement shall terminate immediately and automatically, without notice, upon the occurrence of any of the following events of default as specified in the Default Paragraph, each of which shall be deemed a material breach of this Agreement: (i) assignment or sublicense; (ii) unauthorized use; (iii) bankruptcy or (iv) the distribution, sale or shipment of Licensed Article(s) not Approved by Universal.

          (c) Termination with Notice: Universal shall have the right in its sole discretion, in addition to any and all other rights and remedies and at no cost or expense to itself, to declare a material breach of this Agreement and to terminate this Agreement effective immediately upon notice to Licensee at any time: (i) upon or after the occurrence of any of the following events of default as specified in the Default Paragraph (A) change of ownership, and (B) breach of other agreements; (ii) should any term or provision of this Agreement pertaining to the payment of monies to Universal be declared by a court of competent jurisdiction to be invalid, illegal or otherwise ineffective; or (iii) upon a breach of any material term of this Agreement not reasonably capable of cure within thirty (30) days.

          (d) If this Agreement is terminated, all unpaid fees, Advances, Guarantees, Royalties and/or any other payments due to Universal in accordance with the provisions of this Agreement shall be immediately due and payable to Universal. The failure of Universal to exercise a right to terminate this Agreement shall not operate as a waiver by Universal of any right of termination at a later date, whether for the same or upon a new breach. Upon termination of this Agreement, Licensee shall cease production and distribution of the Licensed Article(s) and any Advertising and Promotion and shall provide Universal with adequate and appropriate proof of same. There shall be no Sell-off Period if termination results from a breach by Licensee.

          (e) If this Agreement is terminated by Universal in accordance with the terms herein, and if Licensee is a party to additional agreements between Licensee and any Universal Entity, each such Universal Entity shall have the right to immediately terminate any or all of such additional agreements whether or not a right of termination would otherwise exist under the terms of those additional agreements and irrespective of any cure periods provided for in those agreements.

     28. EFFECT OF TERMINATION OR EXPIRATION: Upon and after the expiration or earlier termination of this Agreement, all of the following shall occur: (a) Licensee shall permanently discontinue the manufacture, distribution, sale and any other activities related to the Licensed Property, Licensed Article(s) and Advertising and Promotion; (b) Licensee shall immediately terminate all agreements with Manufacturers, distributors, salespeople and other persons or entities relating to the Licensed Property, Licensed Article(s) and Advertising and Promotion; (c) all rights granted to Licensee hereunder shall immediately revert to Universal, which shall be free to license such rights to any other person or entity; (d) except during the Sell-off Period, if one is permitted hereunder, Licensee shall have no further right to exploit or in any way deal with the Licensed Article(s), Universal Property, Licensed Property, Universal Materials, Trademark, Copyright or Universal Name and Logo or make any further reference to them, direct or indirect, or anything deemed by Universal to be similar to any of them; (e) Licensee shall not be relieved or released from any of its obligations existing prior to the date of such termination or expiration including, without limitation, the payment of all fees, Advances, Guarantees, Royalties and/or any other payments due hereunder; (f) Licensee shall comply with the Inventory, Sell-off and Destruction Paragraph; and (g) Licensee's representations, warranties and indemnity obligations hereunder shall survive expiration or termination.

     29. NO OFFSET: Licensee shall have no right to offset any --------- amounts owing or allegedly owing to Licensee from any Universal Entity from amounts otherwise payable by Licensee hereunder.

     30. INVENTORY, SELL-OFF AND DESTRUCTION:

          (a) Inventory: Licensee shall furnish to Universal, not less than twenty-one (21) days before the expiration of the License Term and nor more than five (5) days after receipt of a notice of termination, termination by operation of Law or the automatic termination of this Agreement, a statement certified by an authorized representative of Licensee showing the number and description of the Licensed Article(s) and/or Advertising and Promotion materials on-hand held for Licensee's inventory or in process of manufacture (collectively, "Inventory"), specifying the quantity, type, class, category, sku number and condition of all items of the Inventory ("Initial Inventory Statement"). Universal shall have the right, upon reasonable notice and during normal business hours, to enter all premises where the Inventory is located, to take a physical inventory to verify the Initial Inventory Statement and/or condition or the Inventory set forth in any condition statement. Refusal by Licensee to submit to such physical inventory shall cause Licensee to forfeit any opportunity it may otherwise have to sell off such Inventory as provided herein.

          (b) Sell-off: In the event that this Agreement has expired pursuant to its terms and the Guarantee has been received by Universal, then Licensee shall have the right to sell the remaining Licensed Article(s) within the License Territory for a period of sixty (60) days following expiration of the License Term ("Sell-off Period") provided that: (i) the provisions of this Agreement, including those concerning the calculation and payment of Royalties, shall remain in force and effect during the Sell-off Period; (ii) notwithstanding any grant of exclusivity, the License shall not be exclusive to Licensee during the Sell-off Period; and (iii) within thirty (30) days from the expiration of the Sell-off Period, Licensee shall furnish to Universal a statement showing the quantity, type, class, category, sku number and condition of Licensed Article(s) and/or Advertising and Promotion materials then on hand or held for Licensee's inventory ("Final Inventory"). Licensee's right of sell-off shall itself terminate automatically if Licensee (or its Manufacturer(s)) breaches any term, condition, obligation, representation or warranty herein during the Sell-off Period.

          (c) Destruction and Surrender: At the expiration or earlier termination of this Agreement, Licensee shall destroy the Universal Materials and Licensee Materials unless otherwise directed by Universal. Licensee shall deliver to Universal and/or its designee(s) any of the Universal Materials or Licensee Materials which Universal has ordered not destroyed at Licensee's sole cost. If this Agreement is terminated, Licensee shall deliver the Initial Inventory Statement to Universal and/or its designee(s) and then destroy the Inventory, unless otherwise directed by Universal. If any Inventory remains after the Sell-off Period and after delivery of the Final Inventory Statement to Universal, Licensee shall, as directed by Universal, either: (i) donate such Inventory to K.I.D.S., a non-profit charitable organization benefiting children that is supported by Universal (and Licensee shall be permitted to obtain any tax benefit attributable to or allowed in connection with such donation); or
(ii) destroy such Inventory, unless otherwise directed by Universal. Licensee shall sell to Universal all of the Inventory which Universal has ordered not destroyed at or below cost, and Universal and/or its designee(s) shall reimburse Licensee for its actual out-of-pocket costs of shipping (and insuring during shipment) such Inventory to any point of destination specified by Universal and/or its designee(s).

     Following the destruction and/or delivery to Universal of the Universal Materials and Licensee Materials and the destruction and/or sale to Universal of the Inventory, Licensee shall submit, within thirty (30) days, a statement certified by an authorized representative of Licensee attesting to and detailing the destruction and/or delivery of such Universal Materials and Licensee Materials and the destruction and/or sale of all such Inventory (the "Disposition of Inventory Statement"). Universal and/or its designee(s) and their respective representatives shall have the right, upon reasonable notice and during normal business hours, to enter Licensee's and/or any third parties' premises and facilities and have access to books and records and take physical inventory to verify the Disposition of Inventory Statement. Universal and/or its designee(s) and their respective representatives shall also have the right, upon reasonable notice and during normal business hours, to enter the premises where the Inventory, Universal Materials or Licensee Materials are located to take possession of and remove the same.

     31. REMEDIES; Except as otherwise expressly provided herein, no remedy granted to either party herein shall be exclusive of any other remedy, and each remedy shall be cumulative with every other remedy herein or now or hereafter existing at law, in equity, by statute or otherwise. In the case of any breach by Licensee, in addition to and/or instead of Universal's right of termination as provided herein, Universal shall have the right to declare the Guarantee immediately due and payable and to pursue all appropriate remedies at law or in equity for such breach. Licensee acknowledges that any breach by Licensee shall cause the Universal Entities irreparable harm for which there is no adequate remedy at law and, in the event of such breach, the Universal Entities shall be entitled to injunctive or other equitable relief. Licensee further agrees and confirms that forbearance by the Universal Entities to enforce any right or remedy following any breach shall not be a waiver of any of their respective rights to elect or enforce the same right or remedy for later breaches. Licensee recognizes and confirms that, in the event of a breach by Universal, the damage to Licensee, if any, shall not be irreparable or sufficient to entitle Licensee to injunctive or other equitable relief. Consequently, Licensee's rights and remedies shall be limited to the right, if any, to seek damages at law, and Licensee shall not have any right to terminate or rescind this Agreement or any part of this Agreement, nor shall Licensee enjoin, restrain or interfere with Universal's exploitation of its rights in the Universal Property, Licensed Property, Universal Materials, Copyright, Trademark, Universal Name and Logo or any other right of Universal whatsoever. Licensee agrees to limit its claims for relief in the event of a breach by Universal of this Agreement to claims against Universal and waives any right it may otherwise have to bring claims against any other Universal Entity.

     32. EXPENSES: The Universal Entities shall be entitled to recover from Licensee all of their legal and auditing costs, fees and expenses incurred in the enforcement of any provisions of this Agreement; provided, however, that auditing fees related to the collection of the Royalty shall only be recoverable to the extent provided in the Royalty Statements and Payments Paragraph.

     33. NO ASSIGNMENT OR SUBLICENSING: The rights granted hereunder are and shall be personal to Licensee, and shall not be assigned, transferred, sublicensed, mortgaged or otherwise encumbered by Licensee or by operation of Law without Approval. Any purported sublicense or assignment by Licensee of any rights granted herein shall be void and shall constitute a breach of this Agreement. Universal may assign its rights and obligations under this Agreement to any person or entity.

     34. CONFIDENTIALITY AND NONDISCLOSURE: Licensee acknowledges that, in the course of the performance of this Agreement, Licensee may obtain confidential information or materials from the Universal Entities including, without limitation, the following items related to the Universal Property, Universal Materials and/or Licensed Property: underlying literary material, creative elements, style guides, research material and data, specifications, processes, technological developments or other proprietary materials. Licensee shall, at all times both
during  the  License  Term  and  thereafter,   keep  all  of  such  confidential
information in confidence and trust. Licensee shall not use such confidential information other than as expressly permitted herein or by Approval. Licensee agrees to return to Universal any written, printed or other materials embodying such confidential information and/or materials, including all copies or excerpts thereof, given to or acquired by Licensee in connection with this Agreement.
Licensee shall not directly or indirectly disclose to the public or to any non-essential person and/or entity any of the terms of this Agreement without Approval, unless otherwise required to do so by any law established by any government with applicable jurisdiction. Licensee acknowledges that any breach of the foregoing will cause irreparable injury to the Universal Entities not readily measurable in monetary amounts; consequently, the Universal Entities shall, without waiving any other rights or remedies, be entitled to injunctive and/or declaratory relief in connection with any breach or threatened breach hereof. Licensee further agrees to execute Universal's standard Confidentiality Agreement upon Universal's request.

     35. NOTICES: Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party at the address set forth in the introductory Paragraph hereof and may be personally served, telecopied or sent by registered or certified mail, postage prepaid, return receipt requested and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if confirmed before 3:00 p.m. (Los Angeles time) on a business day and otherwise on the following business day, provided that a hard copy of such notice is also sent pursuant to
(c) below; or (c) if by certified or registered mail, on the third (3rd) business day after deposit in the mail, postage prepaid. Notices to Universal shall be addressed to the Senior Vice President, Legal and Business Affairs, telecopy number (818) 866- 0311. Notices to Licensee shall be addressed to Ron Thompson, telecopy number (905) 948-8377.

     36. GOVERNING LAW, VENUE, JURISDICTION AND JURY WAIVER: This Agreement, and its validity, construction and effect, shall be governed by and enforced in accordance with the internal laws of the State of California (i.e., without reference to the conflicts of laws provisions thereof) and the federal laws of the United States. Licensee consents to the exclusive jurisdiction of any state or federal court empowered to enforce this Agreement located in Los Angeles County, California, and waives any objection thereto on the basis of personal jurisdiction or venue. Universal and Licensee waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Universal against Licensee or Licensee against Universal on any matter whatsoever arising out of, or in any way connected with, this Agreement, the relationship between Universal and Licensee, any claim of injury or damage or the enforcement of any remedy under any law, statute or regulation, emergency or otherwise, now or hereafter in effect. The parties understand that jury trial waivers are fully enforceable under California law.

     37. WAIVER, MODIFICATION AND AMENDMENT: No modification, amendment or waiver of any of the provisions contained in this Agreement, or any future representation, promise or condition in connection with the subject matter of this Agreement, shall be binding upon any party to this Agreement unless made in writing and signed by a duly authorized representative or agent of such party. The failure by either party to enforce, or the delay by either party in enforcing, any of said party's rights under this Agreement shall not be construed as a continuing waiver of such rights, and said party may, within such time as is provided by the laws established by any government with applicable jurisdiction, commence appropriate suits, actions or proceedings to enforce any or all of such rights. A waiver by either party of a default in one or more instances shall not be construed as a waiver in other instances.

     38. NO JOINT VENTURE: This Agreement does not constitute and shall not be construed to constitute an agency, a partnership or a joint venture between Universal and Licensee. Licensee shall have no right to obligate or to bind the Universal Entities in any manner whatsoever, and nothing contained in this Agreement shall give or is intended to give any rights of any nature to any third party.

     39. ADDITIONAL DOCUMENTS: Upon Universal's request, Licensee shall promptly execute and deliver to any Universal Entity such further documents and instruments, in form and substance satisfactory to such Universal Entity, to confirm and effectuate the terms and conditions of this Agreement, and, in the event that Licensee fails or is unable to execute any such documents or instruments, Licensee appoints Universal its attorney-in-fact with the full right and authority to execute and deliver the same, which such appointment shall be deemed a power coupled with an interest and shall be irrevocable under any and all circumstances.

     40. SEVERABILITY: If any term or provision of this Agreement, as applied to either party or any circumstance, for any reason shall be declared by a court of competent jurisdiction to be invalid, illegal, unenforceable, inoperative or otherwise ineffective, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable, provided, however, that if any term or provision of this Agreement pertaining to the payment of monies to Universal shall be declared invalid, illegal, unenforceable, inoperative or otherwise ineffective, Universal shall have the right to terminate this Agreement as provided herein.

     41. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding on all of the parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. Each of the parties agrees that a photographic or facsimile copy of the signature evidencing a party's execution of this Agreement shall be effective as an original signature and may be used in lieu of the original for any purpose.

     42. PARAGRAPH HEADINGS AND DEFINITIONS; Paragraph and subparagraph headings are for case of reference only and shall not have any effect upon the construction of this Agreement or any of the terms or provisions hereof. All capitalized terms used herein shall be defined as set forth elsewhere in this Agreement.

     43. ENTIRE AGREEMENT: This Agreement, together with Schedule(s) "A" through "Q" and all such additional Schedule(s) as are added hereto following the date hereof and thereby made a part hereof, constitutes a single, integrated written contract expressing the entire agreement of the parties concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party to this Agreement except as specifically set forth in this Agreement. All prior agreements, discussions and negotiations have been and are merged and integrated into, and are entirely superseded by, this Agreement.

     IN WITNESS WHEREOF, each party has executed this Agreement on the date indicated below.




                                                         Power Photo Enterprises
                                                                    ("Licensee")



                                                   By: /s/ Ron Thompson
                                                      --------------------------

                                                   Its: President & COO
                                                       -------------------------
                                                   Date signed: Sept 23rd 1999
                                                             -------------------

                                               Universal Studios Licensing, Inc.
                                                                   ("Universal")


                                                   By:  /s/ C. CLeveland
                                                      --------------------------
                                                   Its: President
                                                      --------------------------
                                                   Date signed: 9/24/99
                                                             -------------------

                                  SCHEDULE "A"
                                   -----------

  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105123

Universal Property:  The animated  theatrical  motion picture  entitled The Land
     Before Time" and related characters.


Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Five Thousand  Dollars (US $5,000.00),  payable as follows:  (i) One
     Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Five Hundred Dollars (US $2,500.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Five Thousand Dollars (US $5,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Amblin Entertainment, Inc.




                                     - S1 -

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     The Land Before Time and related characters are trademarks and copyrights of Universal Studios and U-Drive Productions, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.




       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------












                                     - S2 -

                                  SCHEDULE "B"
                                   -----------


  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises


                                   F&L #105124

Universal Property: The classic animated Characters known as "Woody Woodpecker and Friends."

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: Five Thousand Dollars (US $5,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee: Twenty Thousand Dollars (US $20,000.00), payable as follows: (i) Five
     Thousand Dollars (US $5,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Ten
     Thousand Dollars (US $10,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and
     (iii) minimum sums equal to Twenty Thousand Dollars (US $20,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A











                                     - S3 -

Legal Notice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Woody Woodpecker and Friends and related characters are trademarks and copyrights of Walter Lantz Productions, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------












                                     - S4 -

"C"
                                  SCHEDULE "C"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105125

Universal Property:  The live-action  theatrical  motion picture entitled "Blues
     Brothers 2000."

Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Five Thousand  Dollars (US $5,000.00),  payable as follows:  (i) One
     Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Five Hundred Dollars (US $2,500.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Five Thousand Dollars (US $5,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A





                                     - S5 -

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Blues Brothers 2000 is a trademark and copyright of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------







                                     - S6 -

                                  SCHEDULE "D"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105126

Universal Property:  The live-action  television series entitled "Hercules:  The
     Legendary Journeys."

Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Four Thousand  Dollars (US $4,000.00),  payable as follows:  (i) One
     Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Dollars (US $2,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Four Thousand Dollars (US $4,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Studios USA Television Distribution LLC.







                                     - S7 -

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Hercules: The Legendary Journeys is a trademark and copyright of Studios USA Television Distribution LLC. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------




                                     - S8 -

                                  SCHEDULE "E"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105127

Universal Property:  The live-action  television series entitled "Xena:  Warrior
     Princess."

Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance:  One   Thousand   Five   Hundred   Dollars  (US   $1,500.00),   payable
     simultaneously upon the execution of this Schedule.

Guarantee:  Six Thousand  Dollars (US  $6,000.00),  payable as follows:  (i) One
     Thousand Five Hundred Dollars (US $1,500.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Three Thousand Dollars (US $3,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and
     (iii) minimum sums equal to Six Thousand Dollars (US $6,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Studios USA Television Distribution LLC.


                                     - S9 -

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Xena: Warrior Princess is a trademark and copyright of Studios USA Television Distribution LLC. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------




                                     - S10 -

                                  SCHEDULE "F"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105128

Universal Property: The characters and settings embodied in the video game property entitled "Crash Bandicoot."

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance:  Two   Thousand   Five   Hundred   Dollars  (US   $2,500.00),   payable
     simultaneously upon the execution of this Schedule.

Guarantee: Ten Thousand  Dollars (US  $10,000.00),  payable as follows:  (i) Two
     Thousand Five Hundred Dollars (US $2,500.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Five Thousand Dollars (US $5,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and
     (iii) minimum sums equal to Ten Thousand Dollars (US $10,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A






                                     - S11 -

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Crash Bandicoot and related characters TM & (C) Universal Interactive Studios, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------






                                     - S12 -

                                  SCHEDULE "G"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105129

Universal Property: The classic set of characters known as the Universal Studios
     Monsters, consisting of Frankenstein, the Bride of Frankenstein, Dracula, the Mummy, the Wolf Man, the Creature from the Black Lagoon and the Invisible Man.

Licensee shall use only the character images and shall not utilize any images of any character(s) which incorporate(s) the likeness(es) of any actor(s) that portrayed such character(s) unless; (i) such use is approved by Universal; and (ii) Licensee provides Universal with documentation of consents from the applicable actors estates (or the designated representative(s) therefor) with respect to such usage.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1- up non-stick postcard), to be sold in Licensee's own kiosks.

Advance:  Seven   Thousand  Five  Hundred   Dollars  (US   $7,500.00),   payable
     simultaneously upon the execution of this Schedule.

Guarantee: Thirty Thousand Dollars (US $30,000.00), payabl as follows; (i) Seven
     Thousand Five Hundred Dollars (US $7,500.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Fifteen Thousand Dollars (US $15,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Thirty Thousand Dollars (US $30,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.








                                     - S13 -

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Articles(s) solely through its own photo kiosks.

Additional Insureds:  N/A

LegalNotice: Unless otherwise directed by Universal License shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof.

     The Universal Studios Monster and trademarks and copyrights of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.

       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:                                              By:
     --------------------------------             -----------------------------

Its:                                             Its:
     --------------------------------             -----------------------------

Dated:                                           Dated:
     --------------------------------             -----------------------------





                                     - S14 -

                                  SCHEDULE "H"
                                   -----------
  To the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105130

Universal  Property:   The  live-action   theatrical   motion  picture  entitled
     "Dudley-Do-Right."

Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include the right to utilize the classic animated characters on which the Universal Property is based, any characters or other element(s) from the theatrical motion picture entitled "The Adventures of Rocky & Bullwinkle," or any other motion picture(s) based on, related to or derived from the Universal Property, and/or the classic characters on which it is based, other than as set forth above. Licensee further acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: Six Hundred Twenty-Five Dollars (US $625.00), payable simultaneously upon the execution of this Schedule.

Guarantee: Two Thousand Five Hundred Dollars (US $2,500.00), payable as follows:
     (i) Six Hundred Twenty-Five Dollars (US $625.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to One Thousand Two Hundred Fifty Dollars (US $1,250.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Two Thousand Five Hundred Dollars (US $2,500.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.








                                    - S 15 -

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Jay Ward Productions, Inc.

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     "DUDLEY   DO-RIGHT"(C)Universal   Studios.   Dudley-Do  Right  and  related
     characters are trademarks and copyrights of Jay Ward Productions, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------





                                     - S16 -

                                  SCHEDULE "I"
                                   -----------
  To the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105131


Universal Property: The live-action theatrical motion picture presently entitled
     "The Adventures of Rocky & Bullwinkle."

     Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include the right to utilize the classic animated characters on which the Universal Property is based, any characters or other element(s) from the theatrical motion picture entitled "Dudley Do-Right," or any other motion picture(s) based on, related to or derived from the Universal Property, and/or the classic characters on which it is based, other than as set forth above. Licensee further acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Four Thousand  Dollars (US  $4,000.00),  payable a follows;  (i) One
     Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Dollars (US $2,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Four Thousand Dollars (US $4,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.






                                     - S17 -

Marketing /Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Jay Ward Productions, Inc.

LegalNotice: Unless otherwise directed by Universal Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:


     "The Adventures of Rocky & Bullwinkle" (C) Universal Studios. The Adventures of Rocky and Bullwinkle and Friends and related characters are trademarks and copyrights of Jay Ward Productions, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.




       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------












                                     - S18 -

                                  SCHEDULE "J"
                                   -----------
  To the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105132

Universal Property: The classic animated Characters known as "Rocky and Bullwinkle and Friends."

Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include the right to utilize characters, images or any other elements from the theatrical motion pictures "Dudley Do-Right", "The Adventures of Rocky & Bullwinkle" or any other motion picture(s) based on or derived from the Universal Property as defined above.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Six Hundred Twenty-Five Dollars (US $1,625.00), payable simultaneously upon the execution of this Schedule.

Guarantee: Six Thousand Five Hundred Dollars (US $6,500.00), payable as follows:
     (i) One Thousand Six Hundred Twenty-Five Dollars (US $1,625.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance);
     (ii) minimum sums equal to Three Thousand Two Hundred Fifty Dollars (US $3,250.00) inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Six Thousand Five Hundred Dollars (US $6,500.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.





                                     - S19 -

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Jay Ward Productions, Inc.

LegalNotice: Unless otherwise directed by Universal, License shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     The Adventures of Rocky and Bullwinkle and friends and related characters are trademarks and copyrights of Jay Ward Productions, Inc. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------


                                    - S 20 -

                                  SCHEDULE "K"
                                  ------------

  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105133

Universal Property:  The classic live action  theatrical  motion picture "Animal
     House,"

Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Five Thousand  Dollars (US  $5,000.00),  payable a follows:  (i) One
     Thousand Two Hundred Fifty Dollars (US $1,250.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Five Hundred Dollars (US $2,500.00) inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Five Thousand Dollars (US $5,000.00), inclusive of the Advance and any Royalties already paid due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A

                                    - S 21 -

LegalNotice: Unless otherwise directed by Universal, Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Animal House is a trademark and copyright of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.



       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------




                                     -S 22 -

                                  SCHEDULE "L"
                                  ------------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises
                                   F&L #105135

Universal Property: The name, likeness, signature and voic of the legendary martial artist known as Bruce Lee (as embodied in visual images supplied to Licensee by Universal).

Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include the right to utilize any title(s), scene(s), image(s) or element(s) from any theatrical motion picture(s) in which Bruce Lee appeared, as all such rights are presently owned or controlled by third (i.e., non-Universal) parties. Licensee hereby agrees that Licensee shall be solely responsible for securing any and all rights, licenses, clearances, permissions, approvals and the like which may be required with respect to any use by Licensee of such elements from any such motion picture(s) and for providing evidence of same to Universal upon request.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: Two Thousand Dollars (US $2,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Eight Thousand Dollars (US $8,000.00),  payable as follows:  (i) Two
     Thousand Dollars (US $2,000.00), payable simultaneously upon the execution of this Schedule (i.e the Advance); (ii) minimum sums equal to Four Thousand Dollars (US $4,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Eight Thousand Dollars (US $8,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  to sell the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: The Bruce Lee Estate.



                                     - S23 -

LegalNotice: Unless otherwise directed by Universal, Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     BRUCE LEE and the Bruce Lee likeness are trademarks and copyrights of The Bruce Lee Estate. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------









                                     -S24 -

                               SCHEDULE "M" -S24 -
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises
                                     -S24 -
                                   F&L #105136

Universal Property: The live action theatrical motion picture Slap Shot."

     Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s)  Digitally-manipulated  photos  incorporating  the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: Two Thousand Dollars (US $2,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Eight Thousand Dollars (US $8,000.00),  payable as follows:  (i) Two
     Thousand Dollars (US $2,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance), (ii) minimum sums equal to Four Thousand Dollars (US $4,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Eight Thousand Dollars (US $8,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than execution of this Schedule and no later tan October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A





                                     -S25 -

LegalNotice: Unless otherwise directed by Universal, License shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Slap Shot is a trademark and copyright of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------







                                                      - S26 -

                                  SCHEDULE "N"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1 999 between Universal and Power Photo Enterprises

                                   F&L #105137

Universal Property: The live action theatrical motion picture "The Bride of Chucky"

     Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include any rights whatsoever to utilize any characters, images or other elements from any sequels or prequels to the Universal Property. Licensee further acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s)  Digitally-manipulated  photos  incorporating  the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: One Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Four Thousand  Dollars (US  $4,000.00),  payable a follows:  (i) One
     Thousand Dollars (US $1,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Two Thousand Dollars (US $2,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and (iii) minimum sums equal to Four Thousand Dollars (US $4,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.


Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.




                                     - S27 -

Channels of  Distribution:  License  shall be  permitted  to sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A

LegalNotice: Unless otherwise directed by Universal, Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     The Bride of Chucky and related characters are trademarks and copyrights of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------













                                     -S28 -

                                  SCHEDULE "0"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105138

Universal Property: The live action theatrical motion picture "Babe: Pig in the City."

     Licensee acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and do not include any rights whatsoever to utilize any characters, images or other elements from any sequels or prequels to the Universal Property. Licensee further acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance:  One   Thousand   Five   Hundred   Dollars  (US   $1,500.00),   payable
     simultaneously upon the execution of this Schedule.

Guarantee:  Six Thousand  Dollars (US  $6,000.00),  payable as follows:  (1) One
     Thousand Five Hundred Dollars (US $1,500.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Three Thousand Dollars (US $3,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and
     (iii) minimum sums equal to Six Thousand Dollars (US $6,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.




                                     - S29 -

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A

LegalNotice: Unless otherwise directed by Universal, Licensee shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     Babe: Pig in the City and related characters are trademarks and copyrights of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------





                                     - S30 -

                                  SCHEDULE "P"
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105139

Universal Property: The 1999 live action theatrical motion picture "The Mummy."

     Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent.

Licensed Article(s):  Digitally-manipulated  photos  incorporating the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance: Four Thousand Dollars (US $4,000.00), payable simultaneously upon the execution of this Schedule.

Guarantee:  Sixteen Thousand Dollars (US  $16,000.00),  payable as follows:  (i)
     Four Thousand Dollars (US $4,000.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Eight Thousand Dollars (US $8,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31 2000; and
     (iii) minimum sums equal to Sixteen Thousand Dollars (US $16,000,00), inclusive of the Advance and any Royalties already paid, due and payable on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: N/A








                                     - S31 -

LegalNotice: Unless otherwise directed by Universal, License shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof:

     The Mummy is a trademark and copyright of Universal Studios. Licensed by Universal Studios Licensing, Inc. All rights reserved.



       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------



                                     - S32 -

                                  SCHEDULE "Q"
                                   -----------
  to the Master Merchandising License Agreement dated as of September 15, 1999 between Universal and Power Photo Enterprises

                                   F&L #105140

Universal Property:  The live action  theatrical  motion  picture  entitled "The
     Flintstones in Viva Rock Vegas."

     Licensee acknowledges that no image(s) of any character(s) appearing in the Universal Property which incorporate(s) the likeness(es) of any actor(s) portraying such character(s) shall be utilized without Universal's consent. Licensee further acknowledges that no rights are granted with respect to the theatrical motion picture "The Flintstones," nor any sequels or prequels thereto, other than as described above. Licensee further acknowledges that the rights granted hereunder are limited solely to the Universal Property as defined above and that no animated depictions of the characters (either based on the Universal Property or on any other version(s) of the classic animated "Flintstones" property from which they are derived may be utilized.

Licensed Article(s)  Digitally-manipulated  photos  incorporating  the Universal
     Property, in four formats (16-up peel & stick, 4-up peel & stick, 1-up non-stick portrait and 1-up non-stick postcard), to be sold in Licensee's own kiosks.

Advance:  Two   Thousand   Five   Hundred   Dollars  (US   $2,500.00),   payable
     simultaneously upon the execution of this Schedule.

Guarantee:  Ten Thousand  Dollars (US  $10,000.00),  payable a follows:  (i) Two
     Thousand Five Hundred Dollars (US $2,500.00), payable simultaneously upon the execution of this Schedule (i.e., the Advance); (ii) minimum sums equal to Five Thousand Dollars (US $5,000.00), inclusive of the Advance and any Royalties already paid, due and payable on or before January 31, 2000; and
     (iii) minimum sums equal to Ten Thousand Dollars (US $10,000.00), inclusive of the Advance and any Royalties already paid, due and pay able on or before December 31, 2001.

Royalty: Five Percent (5%) of retail price.

License Term: From the date of execution of this Schedule until December 31, 2002.





                                     - S33 -

License Territory: United States and Canada.

Marketing/Shipping Date: No earlier than the execution of this Schedule and no later than October 1, 1999.

Channels of  Distribution:  Licensee  shall be  permitted  t sell  the  Licensed
     Article(s) solely through its own photo kiosks.

Additional Insureds: Amblin Entertainment, Inc. Warner Bros.

LegalNotice: Unless otherwise directed by Universal, License shall use the following legal notice in connection with the Licensed Article(s) and the Advertising and Promotion thereof.

     (An appropriate legal notice for use on and/or in conjunction with the Licensed Article(s), their packaging, and the Advertising and Promotion thereof will be provided at the relevant stage of the product approval process.)


       AGREED AND ACCEPTED:


       Universal Studios Licensing, Inc.         Power Photo Enterprises
       ("Universal")                             ("Licensee")


By:    /s/ C Cleveland                         By:  /s/ Ron Thompson
     --------------------------------             -----------------------------

Its:    President                              Its:  President & COO
     --------------------------------             -----------------------------

Dated: 9/24/99                                 Dated: Sept. 23rd 1999
     --------------------------------             -----------------------------







                                     - S34 -